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                       PIMCO FUNDS: MULTI-MANAGER SERIES

                      Supplement Dated November 29, 1999
                 to the Prospectus for Class A, B and C Shares
                         Shares Dated November 1, 1999



                            Disclosure Relating to
                          PIMCO Small-Cap Growth Fund



Class A, B and C shares of PIMCO Small-Cap Growth Fund are not currently available for purchases or for exchanges from other PIMCO Funds. The Trust will notify investors when Class A, B and C shares of the Fund are first offered.